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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):   JUNE 25, 1997
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                                   CORE, INC.
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             (Exact name of registrant as specified in its charter)

                       Commission file number    0-19600
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        MASSACHUSETTS                                04-2828817
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(State or other jurisdiction              (IRS employer identification no.)
       of incorporation)


        18881 Von Karman Avenue, Suite 1750, Irvine, California   92612
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             (Address of Principal Executive Offices)         (Zip Code)

      Registrant's telephone number, including area code:  (714) 442-2100
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
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       On June 25, 1997, SSDC Corp., a wholly-owned subsidiary of CORE, INC., a
Massachusetts corporation ("CORE"), acquired the assets of Social Security Disability Consultants Limited Partnership ("SSDC") and Disability Services, Inc. ("DSI"), based in Novi, Michigan, pursuant to an Asset Purchase Agreement dated June 14, 1997 (the "Purchase Agreement"). Pursuant to the Purchase Agreement, all of the assets of SSDC/DSI were acquired in exchange for the payment of an initial purchase price of $5 million, additional purchase price of $1.5 million, payable quarterly through June 24, 1998, and up to an additional $.920 million in future, performance-related payments. The purchase price, which CORE paid from its liquid assets, is subject to certain adjustments as set forth in the Purchase Agreement. The purchase price was the result of arms' length negotiations between CORE and SSDC/DSI.

       Prior to the consummation of this transaction, there was no material relationship between SSDC, DSI or their stockholders and officers, R. Gary Dolenga and Phylis M. Dolenga, and CORE or any of CORE's affiliates, directors or officers, or any associate of any such director or officer.

       With the SSDC/DSI assets, SSDC Corp. will continue to specialize in social security disability benefits advocacy and Medicare coordination of benefits for large Fortune 500 employers and others.

       In connection with CORE's acquisition of SSDC/DSI, CORE also entered into an Employment Agreement dated June 25, 1997 and an Option Agreement dated June 14, 1997 with R. Gary Dolenga.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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       (a) Financial Statements of Businesses Acquired.
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           As of the date of filing of this Form 8-K, the financial statements of Social Security Disability Consultants Limited Partnership and Disability Services, Inc. that are required by this Item are unavailable. The Registrant will file such financial statements as soon as they are available, but in no event later than September 8, 1997.

       (b) Pro Forma Financial Information.
           --------------------------------

           As of the date of filing of this Form 8-K, the Registrant has found it impracticable to complete the preparation of the pro forma financial information required by this Item. The Registrant will file such required pro forma financial information as soon as it is available, but in no event later than September 8, 1997.

       (c)   Exhibits.
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Exhibit
Number     Description
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2.1        Asset Purchase Agreement dated June 14, 1997, by and among CORE,
           INC., SSDC Corp., Social Security Disability Consultants Limited Partnership, Disability Services, Inc., DSI Medicare Consultants, Inc., R. Gary Dolenga and Phylis M. Dolenga, including Amendment No. 1 to Asset Purchase Agreement, dated June 25, 1997 and Exhibit A - Performance Criteria (excluding other Exhibits and Schedules).

99.1       Option Agreement, dated June 14, 1997, by and between CORE, INC. and
           R. Gary Dolenga.

99.2 Employment Agreement, dated June 25, 1997, by and between SSDC Corp. and R. Gary Dolenga.

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                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 CORE, INC.

Date: July 14, 1997         By:   /s/ William E. Nixon
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                                   William E. Nixon
                                   Chief Financial Officer, Executive
                                      Vice President and Treasurer

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